EXECUTION
COPY

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this "Agreement" or this
"Amendment"), dated as of July 31, 1997, is entered into by and among DRAVO CORPORATION, a Pennsylvania corporation ("Dravo "), DRAVO LIME COMPANY, a Delaware corporation ("Lime"), DRAVO BASIC MATERIALS COMPANY,
INC., an Alabama corporation ("Basic", together with Lime referred to herein as the "Companies"), REGIONS BANK, formerly known as First Alabama Bank ("Regions"), PNC
BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh
National Bank) ("PNC"), BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION (successor by merger to Bank of
America Illinois) ("BA"), THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA (acting through Prudential Capital
Group) ("Prudential"); Regions, PNC, BA and Prudential herein collectively referred to as "Lenders", and each a "Lender", and Regions, as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent") and BA, as documentation agent for the Lenders
(in such capacity, together with its successors and assigns, the "Documentation Agent").


PRELIMINARY STATEMENTS


(1)	The Companies, Dravo and the Lenders have
entered into an Override Agreement, dated as of January
21, 1992, as amended by the First Amendment to Override
Agreement, dated March 10, 1993, the Second Amendment to
Override Agreement, dated as of March 7, 1994, the
Amendment Agreement, dated as of August 1, 1994, the
Amendment Agreement, dated as of January 3, 1995, the
Amendment Agreement, dated as of December 31, 1995 and the Amendment and Restatement of Articles IV, V and VI of the Override Agreement and Amendment and Restatement of Appendix A Definitions dated as of February 15, 1996 (as so amended and restated, the "Override Agreement"). In addition, the Companies, the Agent, the Documentation
Agent and the Lenders have entered into an Amended and Restated Revolving Credit Agreement, dated as of January
21 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7,
1994, the Amendment Agreement dated as of August 1, 1994, the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement dated as of December 31, 1995, and the Amendment Agreement dated as of June 28, 1996 (as so amended, the "Revolving Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Override Agreement.

(2)	The parties hereto desire to amend certain
provisions of the Override Agreement as set out hereinbelow.

(3)	The parties hereto further desire to amend the
Revolving Credit Agreement and certain other Operative
Documents to extend the Maturity Date of the Revolving
Line of Credit from July 31, 1998 to July 31, 1999, and to extend the availability of the Letters of Credit until July 31, 1999, among other things.



	2

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Override Agreement, the Revolving Credit Agreement and the other Operative Documents as follows:


ARTICLE I

SEVENTH AMENDMENT TO
OVERRIDE AGREEMENT

SECTION 1.01.   Amendments to Override Agreement.
The Override Agreement shall be, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3.01 hereof, amended as follows:

(a)	Amendments to Article V. Section 5.01ct)) of
Article V is amended by deleting same in its entirety and substituting therefor the following in place thereof:

"(b)  Dravo Restricted Payments. Dravo shall not:
(x) pay or declare any dividend on any class of its stock or make any other distribution on account of any class of its stock (referred to herein collectively as "Dividends") or (y) make, directly or indirectly (including by a Subsidiary of Dravo), any Excess Redemption (all Dividends and Excess
Redemptions collectively referred to herein as "Dravo Restricted Payments") if such Dravo
Restricted Payments, taken together with all other
Dravo Restricted Payments made after December 31,
1995, would exceed the sum of (i) $5,000,000, and
(ii) 25% of Consolidated Net Earnings Available for
Common Stock after December 31, 1995. There shall not be included in Dravo Restricted Payments (x)
Dividends paid, or distributions made, in stock of Dravo; or (y) exchanges of stock of one or more classes of Dravo for common stock of Dravo or for stock of Dravo of the same class, except to the extent that cash or other value is involved in such exchange; or (z) the payment of regularly scheduled dividends on the Shares or the Preferred Stock
Series B originally issued to the Mechling estate
("Mechling Shares"). The term "stock", as used in this Section 5.01 (b), shall include warrants or options to purchase stock. Notwithstanding the foregoing, Dravo shall not make a Dravo Restricted
Payment if a Default or Event of Default has occurred or would occur as a result of such Dravo
Restricted Payment. As used herein, the term
"Excess Redemption" means any redemption, purchase or other acquisition of any shares of the capital stock of Dravo in an amount exceeding the cash proceeds received by Dravo in connection with any issuance or sale of any capital stock (including, without limitation, any preferred stock) of Dravo in an amount exceeding cash proceeds received by Dravo (net of all reasonable costs and expenses incurred by Dravo in connection with such issuance of capital stock) occurring after December 31, 1995."

3

(b)   Amendments to Appendix A. Subsection (a) of
Appendix A regarding Definitions shall be amended as follows:

(i)	The definition of "Fixed Charge Coverage Ratio"
found in subsection (a) of Appendix A to the Override Agreement is amended by deleting same in its entirety and substituting therefor the following definition in place thereof:

"Fixed Charge Coverage Ratio" shall mean, for any fiscal quarter of Dravo, the ratio obtained by dividing (a) EBITDAR of Dravo and its Subsidiaries for the three immediately preceding fiscal quarters of Dravo and the quarter of determination (the "Relevant
Preceding Period") by (b) the sum of: (i) the amount of interest paid or accrued (including all imputed or capitalized interest) on all Debt of Dravo and its Subsidiaries during the Relevant Preceding Period (including all imputed interest on Capitalized Lease
Obligations) plus (ii) all installments of Funded Debt (excluding the indebtedness incurred by the Company under the Revolving
Credit Agreement) paid or scheduled to be paid during the Relevant Preceding Period plus
(iii) the dividends paid or scheduled to be paid to the holders of the Shares or any other preferred stock of Dravo or any of its Subsidiaries during the Relevant Preceding
Period plus (iv) the redemptions of the Shares or any other preferred stock, if any, of Dravo or any of its Subsidiaries made by Dravo during the Relevant Preceding Period, plus (v) net rentals as reflected on the most recently delivered financial statements."

(ii)	Subsection (a) of Appendix A is further amended
by adding in alphabetical order the following definition thereto:

"Consolidated Net Earnings Available for
Common Stock" shall mean the Consolidated Net
Earnings from Continuing Operations less any dividends paid on any preferred stock."

(c)	Amendment to Party Name. All references to the
term "FAB" in the Override Agreement and Operative
Documents shall be deleted and substituted in place thereof is the term "Regions". All references to the term "BAI" in the Override Agreement and Operative
Documents shall be deleted and substituted in place thereof is the term "BA".

4

ARTICLE II

SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SECTION 2.01. Sixth Amendment. The parties hereto entered into an Amendment Agreement, dated as of June 28, 1996 (the "1996 Amendment Agreement"), that amended the
Revolving Credit Agreement. The amendment contained in the 1996 Amendment Agreement designated the amendment to the Revolving Credit Agreement as the "Sixth Amendment to the Revolving Credit Agreement". The parties hereto had also entered into an Amendment Agreement, dated as of December 31, 1995 (the "1995 Amendment Agreement") amending the Revolving Credit Agreement. The amendment contained in the 1995 Amendment Agreement designated the amendment to the Revolving Credit Agreement as the "Fifth
Amendment to the Revolving Credit Agreement". The foregoing reference in the 1996 Amendment Agreement was incorrect as such amendment was, in fact, the fifth amendment to the Revolving Credit Agreement. The reference in the 1996 Amendment Agreement is herein designated as the "Fifth Amendment to Revolving Credit
Agreement". The foregoing reference in the 1995 Amendment
Agreement was incorrect as such amendment was, in fact, the fourth amendment to the Revolving Credit Agreement.
The reference in the 1995 Amendment Agreement is herein designated as the "Fourth Amendment to the Revolving
Credit Agreement". The amendment to the Revolving Credit
Agreement contained herein is referenced as the "Sixth
Amendment to Revolving Credit Agreement".

SECTION 2.02. Amendments to Revolving Credit
Agreement. The Revolving Credit Agreement shall be, effective as of the date hereof and subject to the conditions precedent set forth in Section 3.01 hereof, amended as follows:

(a)	The first sentence of Section 1.1(a) is
amended by deleting the date "July 31, 1998" and substituting therefor the date "July 31, 1999."

(b)	The first sentence of Section 1.1(a) is
further amended by deleting the phrase "SIXTY-FIVE
MILLION AND NO/100THS DOLLARS ($65,000,000.00)" in its entirety and substituting therefor the new phrase "F1FTY-
THREE MILLION AND NO/100THS DOLLARS ($53,000,000.00)."

(c)	The fourth sentence of Section 1.1(a) is
amended by deleting the date "July 31, 1998" and substituting therefor the date "July 31, 1999."

(d)	Section 1.1(a) is further amended by deleting
in its entirety the following sentence found at the end thereof:

"Notwithstanding anything in this Agreement to the contrary, the maximum available Revolving Line of Credit, together with the Stated Amount of all outstanding Letters of Credit shall, as of August
1, 1997, and thereafter, be reduced from SIXTY-FIVE
MILLION DOLLARS ($65,000,000.00) to FORTY-EIGHT
MILLION DOLLARS ($48,000,000.00), and, as of August
1, 1997, the maximum limitation for each Lender

	5

shown opposite the name of each Lender on Schedule
I shall be reduced on a proportionate basis to the foregoing reduction in the maximum available
Revolving Line of Credit, together with the Stated
Amount of all outstanding Letters of Credit."

(e) The second sentence of Section 1.1(c) is amended by deleting the phrase "SIXTY-FIVE MILLION AND
NO/100THS DOLLARS ($65,000,000.00)" in its entirety and substituting therefor the new phrase "FIFTY-THREE MILLION
AND NO/l00THS DOLLARS ($53,000,000.00)."

(f)	Section 1.1(c) is further amended by deleting
in its entirety the following sentence found at the end thereof:

"On July 31, 1997, the Revolving Notes shall be amended by Borrowers and each respective Lender to indicate the extension of the Maturity Date to July
31, 1998, and the reduction of the maximum available Revolving Line of Credit, together with the Stated Amount of all outstanding Letters of Credit, from $65,000,000.00 to $48,000,000.00."

(g)	The fifth sentence of Section 1.3 is amended
in its entirety to read as follows:

"The expiration date for each Letter of Credit issued hereunder (or caused to be issued hereunder) shall not be later than one year after the issuance date thereof and no Letters of Credit issued hereunder by a Lender (or caused to be issued by a Lender) shall provide for an expiration date later than July 31, 1999 (as such date may be extended pursuant to Section 1.9)."

(h) The first sentence of Section 1.6 is amended in its entirety to read as follows:

"Borrowers agree to pay to Lenders on a basis proportionate with such respective Lender's
Revolving Line of Credit commitment hereunder non-usage fees (the "Non-Usage Fees") in an aggregate amount equal to one-half of one percent (1/2 of 1%) per annum on the unutilized portion of the $53,000,000.00 Revolving Line of Credit payable quarterly in arrears on the fifth business day following each calendar quarter during the term of this Agreement."

(i)	The first sentence of Section 9.1(a) of
Article IX is amended in its entirety to read as follows:

"Lenders agree as between themselves that upon receipt of a request for an advance hereunder by Borrowers (or either of them), and so long as there shall exist no Event of Default or Default, Regions will advance 37.28% of such request, PNC will advance 28.82% of such request, BA will advance
33.90% of such request (each such percentage referred to herein as such Lender's "Percentage";
provided, however, that in no event shall the aggregate principal amount of the Revolving Line of Credit loans made hereunder by Lenders exceed
$53,000,000.00; provided, however, that in no event shall Prudential be required to make Revolving Line of Credit loans hereunder."

(j)	All references to the term "FAB" in the
Revolving Credit Agreement shall be deleted and substituted in place thereof is the term "Regions". All references to the term "BAI" in the Revolving Credit
Agreement shall be deleted and substituted in place thereof is the term "BA".

(k)   	Schedules I and II to the Revolving Credit
Agreement are deleted in their entirety and Schedules I and II attached hereto are substituted therefor, respectively.

(l)	Exhibits A-I, A-2 and A-3 to the Revolving
Credit Agreement are deleted in their entirety and Exhibits A-1, A-2 and A-3 attached hereto are substituted there for, respectively.

(m)	Copies of the Term Notes are attached hereto
as Exhibits B-1, B-2 and B-3, respectively, and incorporated herein by reference.


ARTICLE III

CONDITIONS PRECEDENT

SECTION 3.01. Conditions of Effectiveness. This
Amendment shall become effective when, and only when, (a) the Agent shall have received counterparts of this Amendment executed by each of the Dravo Parties and the Lenders and copies of the Notes, in substantially the form of Exhibits A-I, A-2 and A-3 attached hereto, and Term Notes, in substantially the form of Exhibits B-1, B-
2 and B-3 attached hereto, executed by the Companies, (b) all accrued but unpaid interest, fees and expenses under the terms of the Revolving Credit Agreement, as amended hereby, and all outstanding fees and expenses of counsel to the Agent and the Lenders, shall have been paid in full to the extent due and payable after giving effect to this Amendment. The Dravo Parties further agree to provide to the Agent on or before September 15, 1997, all of the following documents, each (unless otherwise indicated) being dated a date acceptable to the Agent, in form and substance satisfactory to the Agent and the
Lenders:

(i)	Copies of (A) all documents evidencing
all requisite corporate action of each Dravo Party
(including any and all resolutions or unanimous written consents of the Board of Directors of each Dravo Party) authorizing the execution, delivery and performance of this Amendment and the matters contemplated hereby and thereby, (B) all documents evidencing all Governmental Approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby, and (C) any amendments to the certificate or articles of incorporation (certified as of a recent date by the Secretary of the state of its jurisdiction of incorporation) and bylaws of each Dravo Party that have not been previously furnished to Lenders;

(ii)	A certificate of the Secretary or an
Assistant Secretary of each Dravo Party certifying the names and true signatures of the officers authorized to sign this Amendment on behalf of such Dravo Party and any other documents to be delivered by such Dravo Party hereunder;

(iii)	A favorable opinion of Buchanan
Ingersoll, Professional Corporation, special counsel for the Dravo Parties, in form and substance satisfactory to the Lenders;

(iv)	Such other documents, instruments,
approvals (and, if required by the Agent, certified duplicates of executed copies thereof) or opinions as the Agent or any Lender may reasonably request.

The representations and warranties contained herein shall be true on and as of the Effective Date; there shall exist on the Effective Date, no Event of Default or Default; there shall exist no material adverse change in the financial condition, business operation or prospects of any Dravo Party or its Subsidiaries since December 31, 1996.


ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the
Dravo Parties.

(a)	Each of the Dravo Parties hereby repeats and
confirms each of the representations and warranties made by it in Article VII of the Override Agreement, as amended hereby, as though made on and as of the date hereof, with each reference therein to "this Agreement", the "Operative Documents", "hereof", "hereunder",
"thereof", "thereunder" and words of like import being deemed to be a reference to the Override Agreement and the Operative Documents, in each case as amended hereby.

(b) Each of the Dravo Parties represents and warrants as follows:

(i)	Such Dravo Party and each of its
Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary.

(ii)	The execution, delivery and performance
by such Dravo Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) such Dravo Party's charter or bylaws, (B) law or (C) any legal or contractual restriction binding on or affecting such Dravo Party; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

(iii) No Governmental Approval is required for the due execution, delivery and performance by such Dravo
Party of this Amendment, except for such Governmental
Approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

(iv)  This Amendment constitutes the legal,
valid and binding obligations such Dravo Party enforceable against such Dravo Party in accordance with its terms; subject the qualifications, however, that the enforcement of the rights and remedies herein is subject bankruptcy and other similar laws of general application affecting rights and remedies creditors and that the remedy of specific performance or of injunctive relief is subject to discretion of the court before which any proceedings therefor may be brought.

(v)	Except as set forth in the Form 10-K
filed with the Securities and Exchange Commission for the year ended December 31, 1996, there are no pending or threatened actions, suits, or proceedings affecting such Dravo Party or any of its Subsidiaries or the properties of such Dravo Party or any of its Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations, or prospects of such Dravo Party and its Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of the Override Agreement or any other
Operative Document, in each case as amended by this Amendment.


ARTICLE V

CONSENT OF GUARANTOR

SECTION 5.01. Consent of Guarantor. Dravo, by the execution hereof, does hereby consent to and approve the terms of this Amendment and does hereby ratify and affirm its guaranty obligations in favor of Lenders.


ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Reference to and Effect on the Operative Documents.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Revolving Credit Agreement and the Override Agreement to
"this Agreement", "hereunder", "hereof", or words of like import referring to the Revolving Credit Agreement and the Override Agreement, respectively, and each reference in the other Operative Documents to "the Revolving Credit
Agreement", "the Override Agreement", "thereunder",
"thereof", or words of like import referring to the Revolving Credit Agreement and the Override Agreement, shall mean and be a reference to the Revolving Credit
Agreement and the Override Agreement, respectively as amended hereby.

(b)	Except as specifically amended above, the
Revolving Credit Agreement, the Override Agreement, the
Notes, the Term Notes, and all other Operative Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Dravo Parties under the Revolving Credit Agreement, the Note, the Term Notes, and the other Operative Documents, in each case as amended hereby.

(c)	The execution, delivery and effectiveness of
this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Operative
Documents, nor constitute a waiver of any provision of any of the Operative Documents.

SECTION 6.02. Costs and Expenses. The Dravo Parties, jointly and severally, agree to pay on demand all costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect thereto and with respect to advising the Agent and the Lenders as to their rights and responsibilities under this Amendment.
The Dravo Parties, jointly and severally, further agree to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel) incurred by the Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Operative Documents and the other documents to be delivered hereunder and thereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this
Section 6.02.

SECTION 6.03.  Execution in Counterparts. This
Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6.04.  Governing Law.  This Amendment shall
be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONS BANK, individually
and as Agent

By:	PETER P.
GAILLARD_____________
___________________
	Name :
_____________________
_____
Title   : SR. VICE
PRESIDENT____________
______________


						PNC BANK, NATIONAL
ASSOCIATION

By:BRIAN M BEGG
	_________________
_______________
	Name :
_____________________
_____
Title   : COMMERCIAL
BANKING
OFFICER______________
____________


BANK OF AMERICA NATIONAL
TRUST AND SAVINGS
ASSOCIATION, Individually
and as Documentation
Agent

By:MICHAEL J. MCKINNERY
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT____________
______________


THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:KEVIN J. KRASKA
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT____________
______________


DRAVO CORPORATION

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT,
TREASURER____________
______________



		10


		11

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT,
TREASURER____________
_______________



DRAVO BASIC MATERIALS
COMPANY, INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT,
TREASURER____________
_______________







	SCHEDULE I

SCHEDULE I TO REVOLVING CREDIT AGREEMENT


Financing Commitments

REGIONS BANK

Revolving Line of Credit and Letters of
Credit Facilities Combined
$19,758,400.00

PNC BANK, NATIONAL ASSOCIATION

Revolving Line of Credit and Letters of
Credit Facilities Combined           $15,274,600.00

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION

Revolving Line of Credit and Letters of
Credit Facilities Combined
$17,967,000.00

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Revolving Line of Credit and Letters of
Credit Facilities Combined
	$00

TOTAL						       $53,000,000.00
SCHEDULE II

SCHEDULE II TO REVOLVING CREDIT AGREEMENT

Current Amount of Letters of Credit
Issued By Lenders
	Stated Amount	Lender's Percentage
REGIONS BANK	$1,789,440.00	37.28%

PNC BANK, NATIONAL	$1,383,360.00	28.82%
ASSOCIATION

BANK OF AMERICA	$1,627,200.00	33.90%
NATIONAL TRUST AND
SAVINGS ASSOCIATION

THE PRUDENTIAL	.00	.00
INSURANCE COMPANY OF
AMERICA

TOTAL	$4,800,000.00	100.00%
EXHIBIT A-l

THIS REVOLVING NOTE IS ISSUED IN SUBSTITUTION FOR, AND
NOT IN REPAYMENT OF, THE AMENDED AND RESTATED REVOLVING
NOTE, DATED JANUARY 3, 1995, AS AMENDED, ISSUED BY THE
BORROWERS (AS DEFINED BELOW) TO THE LENDER (AS DEFINED
BELOW) IN THE PRINCIPAL AMOUNT OF $24,232,000.00.


AMENDED AND RESTATED REVOLVING NOTE

	$19,758,400.00
	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of REGIONS BANK (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box
2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of NINETEEN MILLION SEVEN HUNDRED FIFTY EIGHT THOUSAND FOUR
HUNDRED AND NO/100THS DOLLARS ($19,758,400.00), or, if less, the aggregate principal amount of all Revolving
Line of Credit loans made by Lender to Borrowers pursuant to Article I and Section 11.2 of the Revolving Credit
Agreement referred to below, in lawful money of the United States of America in immediately available funds, by wire transfer, on or before July 31, 1999, together with interest thereon and certain fees and other amounts due the Lender as set forth in the Revolving Credit
Agreement referred to below.

Borrowers also, jointly and severally, promise to pay to Lender, in like money at such office, interest on the dates and at the rate per annum pursuant to the Revolving Credit Agreement.

This Amended and Restated Revolving Note is issued in substitution for, and not in repayment of, and amends and restates, the Amended and Restated Revolving Note, dated December 31, 1995, as amended.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Revolving Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement

		EXHIBIT A-1
		Page 2

dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions
Bank, as Agent, and Bank of America National Trust and
Savings Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment.

This Revolving Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Amended and Restated Revolving Note or the Revolving Credit
Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, the principal of this Amended and Restated
Revolving Note may be declared due and payable in the manner and with the effect provided in the Revolving
Credit Agreement.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT,TREASURER__
_____________________
____

ATTEST: ELAINE E. TOKOSH

___________________________
Its: ASST. CORPORATE SECRETARY________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER_
_____________________
_____
ATTEST: ELAINE E. TOKOSH

___________________________
Its: ASST. CORPORATE SECRETARY ________________________


EXHIBIT A-2

THIS REVOLVING NOTE IS ISSUED IN SUBSTITUTION FOR, AND
NOT IN REPAYMENT OF, THE AMENDED AND RESTATED REVOLVING
NOTE, DATED JANUARY 3, 1995, AS AMENDED, ISSUED BY THE
BORROWERS (AS DEFINED BELOW) TO THE LENDER (AS DEFINED
BELOW) IN THE PRINCIPAL AMOUNT OF $18,733,000.00.


AMENDED AND RESTATED REVOLVING NOTE

$15,274,600.00			July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of PNC
BANK, NATIONAL ASSOCIATION (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street,
Post Office Box 2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of FIFTEEN MILLION TWO HUNDRED SEVENTY-FOUR THOUSAND SIX
HUNDRED AND NO/100THS DOLLARS ($15,274,600.00), or, if less, the aggregate principal amount of all Revolving
Line of Credit loans made by Lender to Borrowers pursuant to Article I and Section 11.2 of the Revolving Credit
Agreement referred to below, in lawful money of the United States of America in immediately available funds, by wire transfer, on or before July 31, 1999, together with interest thereon and certain fees and other amounts due the Lender as set forth in the Revolving Credit
Agreement referred to below.

Borrowers also, jointly and severally, promise to pay to Lender, in like money at such office, interest on the dates and at the rate per annum pursuant to the Revolving Credit Agreement.

This Amended and Restated Revolving Note is issued in substitution for, and not in repayment of, and amends and restates, the Amended and Restated Revolving Note, dated December 31, 1995, as amended.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Revolving Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment

		EXHIBIT A-2
	Page 2

Agreement, dated as of August 1, 1994, and the Amendment
Agreement dated as of January 3, 1995, the Amendment
Agreement, dated as of December 31, 1995, the Amendment
Agreement dated as of June 28, 1996, and the Amendment
Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions flank, as Agent, and Bank of America National
Trust and Savings Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment.

This Revolving Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection wit the enforcement by the holders hereof of any of the holders' rights under this Amended and Restated Revolving Note or the. Revolving Credit
Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, the principal of this Amended and Restated
Revolving Note may be declared due and payable in the manner and with the effect provided in the Revolving
Credit Agreement.

						DRAVO LIME COMPANY

By: RICHARD E.
REDLINGER____________
____________________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E.
REDLINGER____________
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY ________________________

EXHIBIT
A-3

THIS REVOLVING NOTE IS ISSUED IN SUBSTITUTION FOR, AND
NOT IN REPAYMENT OF, THE AMENDED AND RESTATED REVOLVING
NOTE, DATED JANUARY 3, 1995, AS AMENDED, ISSUED BY THE
BORROWERS BELOW) (AS DEFINED BELOW) TO THE PREDECESSOR IN
INTEREST OF THE LENDER (AS DEFINED BELOW) IN THE
PRINCIPAL AMOUNT OF $22,035,000.00.

AMENDED AND RESTATED REVOLVING NOTE

	$17,967,000.00	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
(herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box 2527, Mobile,
Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of SEVENTEEN
MILLION NINE HUNDRED SIXTY-SEVEN THOUSAND AND NO/100THS
DOLLARS ($17,967,000.00), or, if less, the aggregate principal amount of all Revolving Line of Credit loans made by Lender to Borrowers pursuant to Article I and
Section 11.2 of the Revolving Credit Agreement referred to below, in lawful money of the United States of America in immediately available funds, by wire transfer, on or before July 31, 1999, together with interest thereon and certain fees and other amounts due the Lender as set fort in the Revolving Credit Agreement referred to below.

Borrowers also, jointly and severally, promise to pay to Lender, in like money at such office, interest on the dates and at the rate per annum pursuant to the Revolving Credit Agreement.

This Amended and Restated Revolving Note is issued in substitution for, and not in repayment of, and amends and restates, the Amended and Restated Revolving Note, dated December 31, 1995, as amended.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Revolving Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement

		EXHIBIT A-3
		Page 2

dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions
Bank, as Agent, and Bank of America National Trust and
Savings Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment.

This Revolving Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Amended and Restated Revolving Note or the Revolving Credit
Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, the principal of this Amended and Restated
Revolving Note may be declared due and payable in the manner and with the effect provided in the Revolving
Credit Agreement.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST:ELAINE E. TOKOSH
_________________________
Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY ________________________
EXHIBIT B-1

TERM NOTE
	$6,337,600.00
July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of REGIONS BANK (herein called "Lender") at the offices of Regions Bank at 106 St Francis Street, Post Office Box
2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of SIX
MILLION THREE HUNDRED THIRTY-SEVEN THOUSAND SIX HUNDRED
AND NO/100THS DOLLARS ($6,337,600 00), together with interest on the principal balance from time to time unpaid at the floating rate hereinafter set forth, payable as follows:

AS TO PRINCIPAL: The unpaid principal balance of $6,337,600.00 shall be payable in 20 quarterly installments of $316,880.00 each. The first installment of principal shall be due on October
31, 1997, and a like and similar installment shall be due on the last day of January, April, July and October of each year thereafter for the next 19 quarters until the principal indebtedness is paid in full.

AS TO INTEREST: Interest on the principal balance due from time to time outstanding, at the per annum rate hereinafter stated, shall be computed and paid quarterly. Interest shall be paid quarterly on the due date of the principal installments, commencing
October 31, 1997, until the principal balance and all accrued interest is paid in full. The per annum interest rate applicable to this Term Note shall be the rate specified in the Revolving Credit
Agreement referred to below for a Eurodollar Rate
Loan, that is the Eurodollar Rate, plus the Interest Rate Margin of two percent (2.00%) per annum. The interest rate applicable for each period shall be the Eurodollar Rate determined as set forth in the Revolving Credit Agreement for such period, plus the Interest Rate Margin of two percent (2.00%) per annum, and such rate shall be adjusted according to the interest period selected pursuant to the terms of the Revolving Credit
Agreement.

In addition to the foregoing principal and interest, Borrowers, jointly and severally, promise to pay to Lender certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Term Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Term Note is issued subject to that certain
Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated
Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment

								  EXHIBIT B-1			Page 2

Agreement, dated as of December 31, 1995, the Amendment
Agreement dated as of June 28, 1996, and the Amendment
Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America National
Trust and Savings Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement.

This Term Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Term Note or the Revolving Credit Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, then, at the option of the holder hereof, the whole of the unpaid principal sum, together with accrued interest thereon and all other amounts due, shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY________________________


		 EXHIBIT B-2

TERM NOTE

	$4,899,400.00	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of PNC
BANK, NATIONAL ASSOCIATION (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street,
Post Office Box 2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of FOUR MILLION EIGHT HUNDRED NINETY-NINE
THOUSAND FOUR HUNDRED AND NO/100THS DOLLARS
($4,899,400.00), together with interest on the principal balance from time to time unpaid at the floating rate hereinafter set forth, payable as follows:

AS TO PRINCIPAL: The unpaid principal balance of $4,899,400.00 shall be payable in 20 quarterly installments of $244,970.00 each. The first installment of principal shall be due on October
31, 1997, and a like and similar installment shall be due on the last day of January, April, July and October of each year thereafter for the next 19 quarters until the principal indebtedness is paid in full.

AS TO INTEREST: Interest on the principal balance due from time to time outstanding, at the per annum rate hereinafter stated, shall be computed and paid quarterly. Interest shall be paid quarterly on the due date of the principal installments, commencing
October 31, 1997, until the principal balance and all accrued interest is paid in full. The per annum interest rate applicable to this Term Note shall be the rate specified in the Revolving Credit
Agreement referred to below for a Eurodollar Rate
Loan, that is the Eurodollar Rate, plus the Interest Rate Margin of two percent (2.00%) per annum. The interest rate applicable for each period shall be the Eurodollar Rate determined as set forth in the Revolving Credit Agreement for such period, plus the Interest Rate Margin of two percent (2.00%) per annum, and such rate shall be adjusted according to the interest period selected pursuant to the terms of the Revolving Credit
Agreement.

In addition to the foregoing principal and interest, Borrowers, jointly and severally, promise to pay to Lender certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Term Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Term Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and

		EXHIBIT B-2
		Page 2

Restated Revolving Credit Agreement, dated as of March 7,
1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31,
1995, the Amendment Agreement dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit
Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America
National Trust and Savings Association, as Documentation
Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement.

This Term Note shall he binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Term Note or the Revolving Credit Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, then, at the option of the holder hereof, the whole of the unpaid principal sum, together with accrued interest thereon and all other amounts due, shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

						DRAVO LIME COMPANY
By: RICHARD E. REDLINGER

_________________________
______
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: _ ASST. CORPORATE SECRETARY _______________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By RICHARD E REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY ________________________
EXHIBIT B-3
TERM NOTE

	$5,763,000.00
	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
(herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box 2527, Mobile,
Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of FIVE
MILLION SEVEN HUNDRED SIXTY-THREE THOUSAND AND NO/100THS
DOLLARS ($5,763,000.00), together with interest on the principal balance from time to time unpaid at the floating rate hereinafter set forth, payable as follows:

AS TO PRINCIPAL: The unpaid principal balance of $5,763,000.00 shall be payable in 20 quarterly installments of $288,150.00 each. The first installment of principal shall be due on October
31, 1997, and a like and similar installment shall be due on the last day of January, April, July and October of each year thereafter for the next 19 quarters until the principal indebtedness is paid in full.

AS TO INTEREST: Interest on the principal balance due from time to time outstanding, at the per annum rate hereinafter stated, shall be computed and paid quarterly. Interest shall be paid quarterly on the due date of the principal installments, commencing
October 31, 1997, until the principal balance and all accrued interest is paid in full. The per annum interest rate applicable to this Term Note shall be the rate specified in the Revolving Credit
Agreement referred to below for a Eurodollar Rate
Loan, that is the Eurodollar Rate, plus the Interest Rate Margin of two percent (2.00%) per annum. The interest rate applicable for each period shall be the Eurodollar Rate determined as set forth in the Revolving Credit Agreement for such period, plus the Interest Rate Margin of two percent (2.00%) per annum, and such rate shall be adjusted according to the interest period selected pursuant to the terms of the Revolving Credit
Agreement.

In addition to the foregoing principal and interest, Borrowers, jointly and severally, promise to pay to Lender certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Term Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Term Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7,1994, and the Amendment

	 	EXHIBIT 3
		Page 2

Agreement, dated as of August 1, 1994, and the Amendment
Agreement dated as of January 3, 1995, the Amendment
Agreement, dated as of December 31, 1995, the Amendment
Agreement dated as of June 28, 1996, and the Amendment
Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America National
Trust and Savings Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement.

This Term Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Term Note or the Revolving Credit Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, then, at the option of the holder hereof the whole of the unpaid principal sum, together with accrued interest thereon and all other amounts due, shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the even of any subsequent default.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH ___________________________
Its: ASST. CORPORATE SECRETARY ________________________

THIS REVOLVING NOTE IS ISSUED IN SUBSTITUTION FOR, AND
NOT IN REPAYMENT OF, THE AMENDED AND RESTATED REVOLVING
NOTE, DATED JANUARY 3, 1995, AS AMENDED, ISSUED BY THE
BORROWERS (AS DEFINED BELOW) TO THE LENDER (AS DEFINED
BELOW) IN THE PRINCIPAL AMOUNT OF $24,232,000.00.


AMENDED AND RESTATED REVOLVING NOTE

$19,758,400.00
	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of REGIONS BANK (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box
2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of NINETEEN MILLION SEVEN HUNDRED FIFTY EIGHT THOUSAND FOUR
HUNDRED AND NO/100THS DOLLARS ($19,758,400.00), or, if less, the aggregate principal amount of all Revolving
Line of Credit loans made by Lender to Borrowers pursuant to Article I and Section 11.2 of the Revolving Credit
Agreement referred to below, in lawful money of the United States of America in immediately available funds, by wire transfer, on or before July 31, 1999, together with interest thereon and certain fees and other amounts due the Lender as set forth in the Revolving Credit
Agreement referred to below.

Borrowers also, jointly and severally, promise to pay to lender, in like money at such office, interest on the dates and at the rate per annum pursuant to the Revolving Credit Agreement.

This Amended and Restated Revolving Note is issued in substitution for, and not in repayment of, and amends and restates, the Amended and Restated Revolving Note, dated December 31, 1995, as amended.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Revolving Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the

		Amended and Restated Revolving Note
	Page 2

"Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America National Trust and Savings
Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment.

This Revolving Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Amended and Restated Revolving Note or the Revolving Credit
Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, the principal of this Amended and Restated
Revolving Note may be declared due and payable in the manner and with the effect provided in the Revolving
Credit Agreement.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY ________________________







THIS REVOLVING NOTE IS ISSUED IN SUBSTITUTION FOR, AND
NOT IN REPAYMENT OF, THE AMENDED AND RESTATED REVOLVING
NOTE, DATED JANUARY 3, 1995, AS AMENDED, ISSUED BY THE
BORROWERS (AS DEFINED BELOW) TO THE PREDECESSOR IN
INTEREST OF THE LENDER (AS DEFINED BELOW) IN THE
PRINCIPAL AMOUNT OF $22,035,000.00.


AMENDED AND RESTATED REVOLVING NOTE

	$17,967,000.00	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation ('1erein called the "Borrowers"), jointly and severally, promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
(herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box 2527, Mobile,
Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of SEVENTEEN
MILLION NINE HUNDRED SIXTY-SEVEN THOUSAND AND NO/100THS
DOLLARS ($17,967,000.00), or, if less, the aggregate principal amount of all Revolving Line of Credit loans made by Lender to Borrowers pursuant to Article I and
Section 11.2 of the Revolving Credit Agreement referred to below, in lawful money of the United States of America in immediately available funds, by wire transfer, on or before July 31, 1999, together with interest thereon and certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers also, jointly and severally, promise to pay to Lender, in like money at such office, interest on the dates and at the rate per annum pursuant to the Revolving Credit Agreement.

	This Amended and Restated Revolving Note is issued in substitution for, and not in repayment of, and amends and restates, the Amended and Restated Revolving Note, dated December 31, 1995, as amended.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Revolving Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the

		Amended and Restated Revolving Note
	Page 2

"Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America National Trust and Savings
Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment.

This Revolving Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Amended and Restated Revolving Note or the Revolving Credit
Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, the principal of this Amended and Restated
Revolving Note may be declared due and payable in the manner and with the effect provided in the Revolving
Credit Agreement.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH

Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH

___________________________
Its: ASST. CORPORATE SECRETARY ________________________





THIS REVOLVING NOTE IS ISSUED IN SUBSTITUTION FOR, AND
NOT IN REPAYMENT OF, THE AMENDED AND RESTATED REVOLVING
NOTE, DATED JANUARY 3, 1995, AS AMENDED, ISSUED BY THE
BORROWERS (AS DEFINED BELOW) TO THE LENDER (AS DEFINED
BELOW) IN THE PRINCIPAL AMOUNT OF $18,733,000.00.


AMENDED AND RESTATED REVOLVING NOTE

$15,274,600.00	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of PNC
BANK, NATIONAL ASSOCIATION (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street,
Post Office Box 2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of FIFTEEN MILLION TWO HUNDRED SEVENTY-FOUR
THOUSAND SIX HUNDRED AND NO/100THS DOLLARS
($15,274,600.00), or, if less, the aggregate principal amount of all Revolving Line of Credit loans made by Lender to Borrowers pursuant to Article I and Section
11.2 of the Revolving Credit Agreement referred to below, in lawful money of the United States of America in immediately available funds, by wire transfer, on or before July 31, 1999, together with interest thereon and certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers also, jointly and severally, promise to pay to Lender, in like money at such office, interest on the dates and at the rate per annum pursuant to the Revolving Credit Agreement.

This Amended and Restated Revolving Note is issued in substitution for, and not in repayment of, and amends and restates, the Amended and Restated Revolving Note, dated December 31, 1995, as amended.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Revolving Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Revolving Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the

	Amended and Restated Revolving Note          Page 2

"Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America National Trust and Savings
Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment.

This Revolving Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Amended and Restated Revolving Note or the Revolving Credit
Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, the principal of this Amended and Restated
Revolving Note may be declared due and payable in the manner and with the effect provided in the Revolving
Credit Agreement.


						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: ASST. CORPORATE SECRETARY ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY ________________________




TERM NOTE
	$6,337,600.00
	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of REGIONS BANK (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box
2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of SIX
MILLION THREE HUNDRED THIRTY-SEVEN THOUSAND SIX HUNDRED
AND NO/100THS DOLLARS ($6,337,600.00), together with interest on the principal balance from time to time unpaid at the floating rate hereinafter set forth, payable as follows:

AS TO PRINCIPAL: The unpaid principal balance of $6,337,600.00 shall be payable in 20 quarterly installments of $316,880.00 each. The first installment of principal shall be due on October
31, 1997, and a like and similar installment shall be due on the last day of January, April, July and October of each year thereafter for the next 19 quarters until the principal indebtedness is paid in full.

AS TO INTEREST: Interest on the principal balance due from time to time outstanding, at the per annum rate hereinafter stated, shall be computed and paid quarterly. Interest shall be paid quarterly on the due date of the principal installments, commencing
October 31, 1997, until the principal balance and all accrued interest is paid in full. The per annum interest rate applicable to this Term Note shall be the rate specified in the Revolving Credit
Agreement referred to below for a Eurodollar Rate
Loan, that is the Eurodollar Rate, plus the Interest Rate Margin of two percent (2.00%) per annum. The interest rate applicable for each period shall be the Eurodollar Rate determined as set forth in the Revolving Credit Agreement for such period, plus the Interest Rate Margin of two percent (2.00%) per annum, and such rate shall be adjusted according to the interest period selected pursuant to the terms of the Revolving Credit
Agreement.

In addition to the foregoing principal and interest, Borrowers, jointly and severally, promise to pay to Lender certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Term Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Term Note is issued subject to that certain
Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated
Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement dated as of June 28,

		Term Note
	 Page 2

1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America National Trust and Savings
Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement.

This Term Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Term Note or the Revolving Credit Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, then, at the option of the holder hereof, the whole of the unpaid principal sum, together with accrued interest thereon and all other amounts due, shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.


						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
_________________________
Its: _ ASST. CORPORATE SECRETARY _______________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY ________________________




TERM NOTE

$4,899,400.00	July 31, 1997

FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of PNC
BANK, NATIONAL ASSOCIATION (herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street,
Post Office Box 2527, Mobile, Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of FOUR MILLION EIGHT HUNDRED NINETY-NINE
THOUSAND FOUR HUNDRED AND NO/100THS DOLLARS
($4,899,400.00), together with interest on the principal balance from time to time unpaid at the floating rate hereinafter set forth, payable as follows:

AS TO PRINCIPAL: The unpaid principal balance of $4,899,400.00 shall be payable in 20 quarterly installments of $244,970.00 each. The first installment of principal shall be due on October
31, 1997, and a like and similar installment shall be due on the last day of January, April, July and October of each year thereafter for the next 19 quarters until the principal indebtedness is paid in fall.

AS TO INTEREST: Interest on the principal balance due from time to time outstanding, at the per annum rate hereinafter stated, shall be computed and paid quarterly. Interest shall be paid quarterly on the due date of the principal installments, commencing
October 31, 1997, until the principal balance and all accrued interest is paid in full. The per annum interest rate applicable to this Term Note shall be the rate specified in the Revolving Credit
Agreement referred to below for a Eurodollar Rate
Loan, that is the Eurodollar Rate, plus the Interest Rate Margin of two percent (2.00%) per annum. The interest rate applicable for each period shall be the Eurodollar Rate determined as set forth in the Revolving Credit Agreement for such period, plus the Interest Rate Margin of two percent (2.00%) per annum, and such rate shall be adjusted according to the interest period selected pursuant to the terms of the Revolving Credit
Agreement.

In addition to the foregoing principal and interest, Borrowers, jointly and severally, promise to pay to Lender certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Term Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Term Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as of January 3, 1995, the Amendment Agreement, dated as of December 31, 1995, the Amendment Agreement

		Term Note
		 Page 2

dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among the Borrowers, certain lenders a party thereto and Regions
Bank, as Agent, and Bank of America National Trust and
Savings Association, as Documentation Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement.

This Term Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Term Note or the Revolving Credit Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, then, at the option of the holder hereof the whole of the unpaid principal sum, together with accrued interest thereon and all other amounts due, shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
Its: ASST. CORPORATE SECRETARY
 ________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_________________
_______________
	Name :
_____________________
_____
Title   : VICE PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH
___________________________
Its: ASST. CORPORATE SECRETARY
________________________




TERM NOTE

	$5,763,000.00
	July 31, 1997


FOR VALUE RECEIVED, DRAVO LIME COMPANY, a Delaware corporation, and DRAVO BASIC MATERIALS COMPANY, INC., an
Alabama corporation (herein called the "Borrowers"), jointly and severally, promise to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
(herein called "Lender") at the offices of Regions Bank at 106 St. Francis Street, Post Office Box 2527, Mobile,
Alabama 36622 (or such other place or as the holder hereof shall designate from time to time by written notice to the Borrowers) the principal sum of FIVE
MILLION SEVEN HUNDRED SIXTY-THREE THOUSAND AND NO/100THS
DOLLARS ($5,763,000.00), together with interest on the principal balance from time to time unpaid at the floating rate hereinafter set forth, payable as follows:

AS TO PRINCIPAL: The unpaid principal balance of $5,763,000.00 shall be payable in 20 quarterly installments of $288,150.00 each. The first installment of principal shall be due on October
31, 1997, and a like and similar installment shall be due on the last day of January, April, July and October of each year thereafter for the next 19 quarters until the principal indebtedness is paid in full.

AS TO INTEREST: Interest on the principal balance due from time to time outstanding, at the per annum rate hereinafter stated, shall be computed and paid quarterly. Interest shall be paid quarterly on the due date of the principal installments, commencing
October 31, 1997, until the principal balance and all accrued interest is paid in full. The per annum interest rate applicable to this Term Note shall be the rate specified in the Revolving Credit
Agreement referred to below for a Eurodollar Rate
Loan, that is the Eurodollar Rate, plus the Interest Rate Margin of two percent (2.00%) per annum. The interest rate applicable for each period shall be the Eurodollar Rate determined as set forth in the Revolving Credit Agreement for such period, plus the Interest Rate Margin of two percent (2.00%) per annum, and such rate shall be adjusted according to the interest period selected pursuant to the terms of the Revolving Credit
Agreement.

In addition to the foregoing principal and interest, Borrowers, jointly and severally, promise to pay to Lender certain fees and other amounts due the Lender as set forth in the Revolving Credit Agreement referred to below.

Borrowers expressly waive any presentment, demand, protest or notice in connection with this Term Note, now or hereafter, required by applicable law, and further waive as to this debt all right of exemption under the Constitution and laws of the State of New York, or any other state or commonwealth.

This Term Note is referred to in and issued subject to that certain Revolving Credit Agreement, dated as of January 21, 1992, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 7, 1994, and the Amendment Agreement, dated as of August 1, 1994, and the Amendment Agreement dated as ofJanuary3,

		Term Note
		Page 2

1995, the Amendment Agreement, dated as of December 31,
1995, the Amendment Agreement dated as of June 28, 1996, and the Amendment Agreement dated as of July 31, 1997 (as so amended, and as it may be further amended, modified or supplemented from time to time, the "Revolving Credit
Agreement"), among the Borrowers, certain lenders a party thereto and Regions Bank, as Agent, and Bank of America
National Trust and Savings Association, as Documentation
Agent, to which reference is made for a statement of the terms and conditions under which the principal hereof, accrued interest thereon and other amounts due thereunder is secured, may become or may be declared to be forthwith due and payable and is subject to prepayment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Revolving Credit Agreement.

This Term Note shall be binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of Lender and its respective successors and assigns.

Borrowers agree to pay, and save the holders hereof harmless against, any costs or liability for expenses
(including reasonable attorneys' fees) arising in connection with the enforcement by the holders hereof of any of the holders' rights under this Term Note or the Revolving Credit Agreement.

In case a Default or Event of Default, as defined in the Revolving Credit Agreement, shall occur and be continuing, then, at the option of the holder hereof, the whole of the unpaid principal sum, together with accrued interest thereon and all other amounts due, shall immediately become due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the even of any subsequent default.

						DRAVO LIME COMPANY

By: RICHARD E. REDLINGER
	_____________________
___________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
ATTEST: ELAINE E. TOKOSH
Its: ASST. CORPORATE SECRETARY
________________________

DRAVO BASIC MATERIALS
COMPANY,  INC.

By: RICHARD E. REDLINGER
	_____________________
___________
	Name :
_____________________
_____
Title   : VICE
PRESIDENT, TREASURER
_____________________
_____
ATTEST: ELAINE E. TOKOSH

___________________________
Its: ASST. CORPORATE SECRETARY
________________________